As filed with the Securities and Exchange Commission on February 13, 2025

Registration No. 333-262925

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 1

TO

FORM S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

HECLA MINING COMPANY*

(Exact name of registrant as specified in its charter)

Delaware	77-0664171
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

6500 North Mineral Drive, Suite 200

Coeur d’Alene, Idaho 83815-9408

(208) 769-4100

(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

David C. Sienko, Esq.

General Counsel

Hecla Mining Company

6500 North Mineral Drive, Suite 200

Coeur d’Alene, Idaho 83815

(208) 769-4100

(Name, address, including zip code, and telephone number, including area code, of agent for service)

*	The additional registrants listed on Schedule A on the next page also are included in this Post-Effective Amendment No. 1 as additional registrants.

Approximate date of commencement of proposed sale to the public: Not applicable.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, check the following box. ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. ☒

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☒	Accelerated filer	☐

Non-accelerated filer	☐	Smaller reporting company	☐

		Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐

SCHEDULE A

ADDITIONAL REGISTRANTS

Exact Name of Additional Registrant (1)	Jurisdiction of Incorporation or Formation	Primary Standard Industrial Classification Code Number	I.R.S. Employer Identification No.
Burke Trading, Inc.	Delaware	1400	20-1713481
Hecla Admiralty Company	Delaware	1400	26-1939060
Hecla Alaska LLC	Delaware	1400	20-3432198
Hecla Greens Creek Mining Company	Delaware	1400	84-1026255
Hecla Juneau Mining Company	Delaware	1400	52-1728103
Hecla Limited	Delaware	1400	82-0126240
Hecla MC Subsidiary, LLC	Delaware	1400	30-0738758
Hecla Silver Valley, Inc.	Delaware	1400	20-8525633
Rio Grande Silver, Inc.	Delaware	1400	26-0715650
Silver Hunter Mining Company	Delaware	1400	26-2311170
Hecla Montana, Inc.	Delaware	1400	46-4577805
Revett Silver Company	Montana	1400	91-1965912
Troy Mine Inc.	Montana	1400	91-1998829
RC Resources, Inc.	Montana	1400	71-0964096
Revett Exploration, Inc.	Montana	1400	46-1472712
Revett Holdings, Inc.	Montana	1400	46-1461451
Mines Management, Inc.	Idaho	1400	91-0538859
Newhi Inc.	Washington	1400	91-1409462
Montanore Minerals Corp.	Delaware	1400	34-1583080
Klondex Holdings (USA) Inc.	Nevada	1400	46-4317246
Klondex Gold & Silver Mining Company	Nevada	1400	91-0917394
Klondex Midas Holdings Limited	Nevada	1400	88-0496768
Klondex Midas Operations Inc.	Nevada	1400	88-0482449
Klondex Aurora Mine Inc.	Nevada	1400	81-3947077
Klondex Hollister Mine Inc.	Nevada	1400	81-4718745
Hecla Quebec Inc.	Canada	1400	N/A

(1)

Unless otherwise indicated, the address and telephone number of each registrant’s principal executive office and the name, address and telephone number of each registrant’s agent for service is the same as that set forth above for Hecla Mining Company.

EXPLANATORY NOTE

TERMINATION OF REGISTRATION STATEMENT AND

DEREGISTRATION OF UNSOLD SECURITIES

This Post-Effective Amendment (the “Post-Effective Amendment”) relates to the Registration Statement on Form  S-3 (File No. 333-262925) of Hecla Mining Company, a Delaware corporation (the “Registrant”), and the additional registrants named therein (collectively, the “Additional Registrants”), filed with the Securities and Exchange Commission on February 23, 2022 (the “Registration Statement”), registering an indeterminate amount of the Registrant’s common stock, $0.25 par value per share (“common stock”), preferred stock, $0.25 par value per share, warrants, debt securities and guarantees of debt securities, purchase contracts and units (together, the “Securities”).

On February 23, 2022, the Registrant paid a filing fee of $28,811.16 in connection with the offering of 60,000,000 shares of its common stock pursuant to the Registration Statement. As of the date of this Post-Effective Amendment, 36,156,315 of such shares of common stock remain unsold.

The Registrant and the Additional Registrants have terminated any and all offerings of the Securities pursuant to the Registration Statement. Accordingly, the Registrant and the Additional Registrants hereby terminate the effectiveness of the Registration Statement and, in accordance with the undertakings made by the Registrant and the Additional Registrants to remove from registration, by means of a post-effective amendment, any Securities that had been registered for issuance but remain unsold at the termination of the offering, removes from registration any and all Securities of the Registrant and the Additional Registrants registered but unsold under the Registration Statement as of the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Coeur d’Alene, State of Idaho on February 13, 2025.

HECLA MINING COMPANY

By:	/s/ Rob Krcmarov
Name:	Rob Krcmarov
Title:	Chief Executive Officer, President and Director

No other person is required to sign this Post-Effective Amendment in reliance upon Rule 478 under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Coeur d’Alene, State of Idaho on February 13, 2025.

BURKE TRADING, INC.

By:	/s/ Michael L. Clary
Name:	Michael L. Clary
Title:	President and Director

No other person is required to sign this Post-Effective Amendment in reliance upon Rule 478 under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Coeur d’Alene, State of Idaho on February 13, 2025.

HECLA ADMIRALTY COMPANY

By:	/s/ Michael L. Clary
Name:	Michael L. Clary
Title:	President and Director

No other person is required to sign this Post-Effective Amendment in reliance upon Rule 478 under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Coeur d’Alene, State of Idaho on February 13, 2025.

HECLA ALASKA LLC

By:	/s/ Carlos Aguiar
Name:	Carlos Aguiar
Title:	Manager

No other person is required to sign this Post-Effective Amendment in reliance upon Rule 478 under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Coeur d’Alene, State of Idaho on February 13, 2025.

HECLA GREENS CREEK MINING COMPANY

By:	/s/ Michael L. Clary
Name:	Michael L. Clary
Title:	President and Director

No other person is required to sign this Post-Effective Amendment in reliance upon Rule 478 under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Coeur d’Alene, State of Idaho on February 13, 2025.

HECLA JUNEAU MINING COMPANY

By:	/s/ Michael L. Clary
Name:	Michael L. Clary
Title:	President and Director

No other person is required to sign this Post-Effective Amendment in reliance upon Rule 478 under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Coeur d’Alene, State of Idaho on February 13, 2025.

HECLA LIMITED

By:	/s/ Michael L. Clary
Name:	Michael L. Clary
Title:	President and Director

No other person is required to sign this Post-Effective Amendment in reliance upon Rule 478 under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Coeur d’Alene, State of Idaho on February 13, 2025.

HECLA MC SUBSIDIARY, LLC

By:	/s/ Kurt Allen
Name:	Kurt Allen
Title:	President

No other person is required to sign this Post-Effective Amendment in reliance upon Rule 478 under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Coeur d’Alene, State of Idaho on February 13, 2025.

HECLA SILVER VALLEY, INC.

By:	/s/ Michael L. Clary
Name:	Michael L. Clary
Title:	President and Director

No other person is required to sign this Post-Effective Amendment in reliance upon Rule 478 under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Coeur d’Alene, State of Idaho on February 13, 2025.

RIO GRANDE SILVER, INC.

By:	/s/ Michael L. Clary
Name:	Michael L. Clary
Title:	President and Director

No other person is required to sign this Post-Effective Amendment in reliance upon Rule 478 under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Coeur d’Alene, State of Idaho on February 13, 2025.

SILVER HUNTER MINING COMPANY

By:	/s/ Michael L. Clary
Name:	Michael L. Clary
Title:	President and Director

No other person is required to sign this Post-Effective Amendment in reliance upon Rule 478 under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Coeur d’Alene, State of Idaho on February 13, 2025.

HECLA MONTANA, INC.

By:	/s/ Michael L. Clary
Name:	Michael L. Clary
Title:	President and Director

No other person is required to sign this Post-Effective Amendment in reliance upon Rule 478 under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Coeur d’Alene, State of Idaho on February 13, 2025.

REVETT SILVER COMPANY

By:	/s/ Michael L. Clary
Name:	Michael L. Clary
Title:	Chief Executive Officer, President and Director

No other person is required to sign this Post-Effective Amendment in reliance upon Rule 478 under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Coeur d’Alene, State of Idaho on February 13, 2025.

TROY MINE INC.

By:	/s/ Michael L. Clary
Name:	Michael L. Clary
Title:	President and Director

No other person is required to sign this Post-Effective Amendment in reliance upon Rule 478 under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Coeur d’Alene, State of Idaho on February 13, 2025.

RC RESOURCES, INC.

By:	/s/ Michael L. Clary
Name:	Michael L. Clary
Title:	President and Director

No other person is required to sign this Post-Effective Amendment in reliance upon Rule 478 under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Coeur d’Alene, State of Idaho on February 13, 2025.

REVETT EXPLORATION, INC.

By:	/s/ Michael L. Clary
Name:	Michael L. Clary
Title:	President and Director

No other person is required to sign this Post-Effective Amendment in reliance upon Rule 478 under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Coeur d’Alene, State of Idaho on February 13, 2025.

REVETT HOLDINGS, INC.

By:	/s/ Michael L. Clary
Name:	Michael L. Clary
Title:	President and Director

No other person is required to sign this Post-Effective Amendment in reliance upon Rule 478 under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Coeur d’Alene, State of Idaho on February 13, 2025.

MINES MANAGEMENT, INC.

By:	/s/ Kurt Allen
Name:	Kurt Allen
Title:	President and Director

No other person is required to sign this Post-Effective Amendment in reliance upon Rule 478 under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Coeur d’Alene, State of Idaho on February 13, 2025.

NEWHI INC.

By:	/s/ Kurt Allen
Name:	Kurt Allen
Title:	President and Director

No other person is required to sign this Post-Effective Amendment in reliance upon Rule 478 under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Coeur d’Alene, State of Idaho on February 13, 2025.

MONTANORE MINERALS CORP.

By:	/s/ Kurt Allen
Name:	Kurt Allen
Title:	President and Director

No other person is required to sign this Post-Effective Amendment in reliance upon Rule 478 under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Coeur d’Alene, State of Idaho on February 13, 2025.

KLONDEX HOLDINGS (USA) INC.

By:	/s/ Michael L. Clary
Name:	Michael L. Clary
Title:	President and Director

No other person is required to sign this Post-Effective Amendment in reliance upon Rule 478 under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Coeur d’Alene, State of Idaho on February 13, 2025.

KLONDEX GOLD & SILVER MINING COMPANY

By:	/s/ Michael L. Clary
Name:	Michael L. Clary
Title:	President and Director

No other person is required to sign this Post-Effective Amendment in reliance upon Rule 478 under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Coeur d’Alene, State of Idaho on February 13, 2025.

KLONDEX MIDAS HOLDINGS LIMITED

By:	/s/ Michael L. Clary
Name:	Michael L. Clary
Title:	President and Director

No other person is required to sign this Post-Effective Amendment in reliance upon Rule 478 under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Coeur d’Alene, State of Idaho on February 13, 2025.

KLONDEX MIDAS OPERATIONS INC.

By:	/s/ Michael L. Clary
Name:	Michael L. Clary
Title:	President and Director

No other person is required to sign this Post-Effective Amendment in reliance upon Rule 478 under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Coeur d’Alene, State of Idaho on February 13, 2025.

KLONDEX AURORA MINE INC.

By:	/s/ Michael L. Clary
Name:	Michael L. Clary
Title:	President and Director

No other person is required to sign this Post-Effective Amendment in reliance upon Rule 478 under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Coeur d’Alene, State of Idaho on February 13, 2025.

KLONDEX HOLLISTER MINE INC.

By:	/s/ Michael L. Clary
Name:	Michael L. Clary
Title:	President and Director

No other person is required to sign this Post-Effective Amendment in reliance upon Rule 478 under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Coeur d’Alene, State of Idaho on February 13, 2025.

HECLA QUEBEC INC.

By:	/s/ Michael L. Clary
Name:	Michael L. Clary
Title:	President and Director

No other person is required to sign this Post-Effective Amendment in reliance upon Rule 478 under the Securities Act of 1933, as amended.